UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 2006
                                                        (August 22, 2006)


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


          New York                    1-14761                    13-4007862
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

        One Corporate Center, Rye, NY                               10580
 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In the proxy statement for its 2006 Annual Meeting of Shareholders, GAMCO Investors, Inc. (the "Company") disclosed that its Board of Directors has established guidelines, based on the director independence standards of the New York Stock Exchange (the "NYSE"), that it uses in determining director independence. The Company did not publish its Guidelines for Director Independence ("Guidelines") in the proxy statement but instead provided a reference to the Company's web site address where the Guidelines can be found, and stated that the Guidelines also can be obtained upon request from the Company's Secretary.

Section 303A.02(a) of the Listed Company Manual of the NYSE specifically authorizes boards of directors of companies listed for trading on the NYSE to adopt and disclose categorical standards to assist in making determinations of director independence. On August 22, 2006, the Company was notified by NYSE Regulation, Inc. that Section 303.A.02(a) requires the Company to publish the categorical standards of director independence in the proxy statement rather than disclose them by reference. While we do not believe our disclosure was materially different from the disclosure required by the NYSE Listed Company Manual, we have, in consultation with the NYSE, determined to make this disclosure consistent with those requirements by filing this current report on Form 8-K.

Accordingly, to ensure compliance with Section 303A.02(a), the Company is attaching its Guidelines hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

     99.1 Guidelines for Director Independence

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GAMCO Investors, Inc.

                                                By: /s/ Douglas R. Jamieson
                                                    ----------------------------
                                                         Douglas R. Jamieson
                                                           President and
                                                      Chief Operating Officer

Date: August 25, 2006
      ---------------

                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------

99.1                    Guidelines for Director Independence.